                        AMERICAN COMMUNITY NEWSPAPERS LLC
                           CONSOLIDATED BALANCE SHEET

                                 (Unaudited) (1)
                             (Dollars in thousands)

                                                                             AS OF
                                                                       DECEMBER 31, 2006
                                                                       -----------------

ASSETS
Cash                                                                         $   548
Accounts receivable, net                                                       5,277
Inventories                                                                      373
Prepaid expenses and other                                                       276
                                                                             -------
   Total Current Assets                                                        6,474
                                                                             -------
Property, Plant, & Equipment, net                                              5,888
Goodwill                                                                      58,614
Intangible assets, net                                                        24,267
                                                                             -------
TOTAL ASSETS                                                                 $95,243
                                                                             =======
LIABILITIES AND MEMBERS' EQUITY
Accounts payable                                                             $ 1,231
Current portion, long term debt                                                5,917
Deferred revenue                                                                 839
Accrued expenses                                                               2,906
                                                                             -------
   Total Current Liabilities                                                  10,893
                                                                             -------
Long-term debt, less current portion                                          47,010
Total Liabilities                                                             57,903
Members' Equity Including Senior Preferred Units and Preferred Units          37,340
                                                                             -------
TOTAL LIABILITIES AND MEMBERS' EQUITY                                        $95,243
                                                                             =======

               AMERICAN COMMUNITY NEWSPAPERS LLC (AND PREDECESSOR)
                 CONSOLIDATED STATEMENTS OF ADJUSTED EBITDA (2)

                                 (Unaudited) (1)
                             (Dollars in thousands)

                         FISCAL YEARS ENDED ON OR ABOUT DECEMBER 31,
                         -------------------------------------------
                               2004 (a)   2005 (a)     2006
                               --------   --------   --------
Revenue                        $ 34,195   $ 39,546   $ 52,194
Operating expenses               25,575     29,358     37,873
                               --------   --------   --------
   Newspaper cash flow            8,620     10,188     14,321
Corporate expenses                1,034      1,096      1,482
                               --------   --------   --------
Adjusted EBITDA                $  7,586   $  9,092   $ 12,839
                               --------   --------   --------

(a)  Does not include information with respect to ACN's Kansas City newspaper group, which was sold in December 2005.

               AMERICAN COMMUNITY NEWSPAPERS LLC (AND PREDECESSOR)
            PRO FORMA CONSOLIDATED STATEMENTS OF ADJUSTED EBITDA (3)

                                 (Unaudited) (1)
                             (Dollars in thousands)

                         FISCAL YEARS ENDED ON OR ABOUT DECEMBER 31,
                         -------------------------------------------
                                   2004      2005      2006
                                 -------   -------   -------
Revenue                          $46,606   $49,805   $53,506
Operating expenses                36,687    38,547    39,101
                                 -------   -------   -------
   Newspaper cash flow             9,919    11,258    14,405
Corporate expenses                 1,034     1,096     1,482
                                 -------   -------   -------
Adjusted EBITDA                  $ 8,886   $10,162   $12,923
                                 -------   -------   -------

NOTES:
------

1.)  The financial statements have not been audited. They will differ from the financial statements which will be included in our proxy statement.

2.)  This presentation includes certain financial information (Adjusted EBITDA)
     not derived in accordance with GAAP. Courtside believes that the presentation of this non-GAAP measure provides information that is useful to investors as it indicates more clearly the ability of ACN to meet capital expenditures and working capital requirements and otherwise meet its obligations as they become due. ACN's Adjusted EBITDA was derived by taking earnings before interest, taxes, depreciation and amortization as adjusted for discontinued operations and certain one-time non-recurring items and exclusions.

3.)  The pro forma consolidated statements of Adjusted EBITDA is presented with acquisitions (and a disposition) included as if the acquisitions (and disposition) were made as of the first day of the earliest fiscal year presented. See footnote 2 above for a definition of Adjusted EBITDA.